UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 18, 2005

First Horizon National Corporation
(Exact Name of Registrant as Specified in Its Charter)

TENNESSEE	001-15185	62-0803242
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

(Registrant's Telephone Number, Including Area Code) - (901) 523-4444

165 MADISON AVENUE
MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

Furnished as Exhibit 99.1 is a copy of First Horizon National Corporation Second Quarter 2005 Financial Supplement which is scheduled to be released July 18, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibit is furnished pursuant to Item 7.01, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of First Horizon National Corporation's ("Corporation") previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	First Horizon National Corporation Second Quarter 2005 Financial Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON NATIONAL CORPORATION
Date: July 18, 2005	By:	/s/ Marlin L. Mosby, III
Name: Marlin L. Mosby, III Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished pursuant to Item 7.01 is not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any of the Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	First Horizon National Corporation Second Quarter 2005 Financial Supplement

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